Exhibit 99.1

BROCADE CONTACTS

Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com

Brocade Reports Fiscal Q4 2011 Results

Brocade Sets Company Revenue Records in Ethernet Business for Q4 and for FY 2011;

Repurchases $200 Million in Stock in Q4

SAN JOSE, Calif., Nov 21, 2011 — Brocade® (NASDAQ: BRCD) today reported financial results for its fourth fiscal quarter and full fiscal year ended October 29, 2011. Brocade reported fourth quarter revenue of $550 million, representing an increase of over 9% quarter-over-quarter, and up slightly year-over-year and resulting in a diluted loss per share of $(0.01) on a GAAP basis and diluted earnings per share of $0.16 on a non-GAAP basis.

During the fourth quarter, Brocade generated strong operating cash flow of $206 million, repurchased 46.5 million shares of common stock, over 9% of the outstanding shares, valued at approximately $200 million, and paid down $50 million on its existing term loan balance. For the fiscal year, Brocade reduced the outstanding amount of the term loan by a total of $161 million, a 46% reduction from the beginning-year balance, which resulted in a balance of $190 million exiting fiscal year 2011.

Revenue for Brocade’s Storage business, including products and services, was $361.3 million in the fourth quarter, up 8% sequentially and down 4% year-over-year. The higher sequential revenue for Storage reflected strong demand across all Storage product families including the ramp of its next-generation 16 gigabit-per-second (Gbps) Fibre Channel products which reached approximately $40 million in the quarter.

Revenue for Brocade’s Ethernet business, including products and services, was a record $189.2 million in the fourth quarter, an increase of 12% quarter-over-quarter and an increase of 11% year-over-year. The year-over-year growth in Ethernet was driven primarily by Service Provider and Enterprise customers, with revenues from those customers up 18% from the prior year. The Federal Ethernet business was down 14% year-over-year, but up 39% sequentially, as Federal orders improved in the fourth quarter. Revenue for the Ethernet business for the full fiscal year 2011 was a record $670 million, up 11% compared to fiscal 2010, driven by growth in Service Provider and Enterprise customers.

“Brocade achieved outstanding results in Q4 that were led by record revenues for our Ethernet business, fast adoption of our 16 Gbps Fibre Channel products, improvements in profitability, and a record cash flow quarter from operations,” said Michael Klayko, CEO of Brocade. “These strong performances demonstrate that we are executing well on our long-term strategy. Looking at FY 12, we plan to leverage this momentum along with our highly differentiated innovation strategy, expanding product portfolio, and our strong routes to market.”

In addition to this press release, Brocade management will host a conference call to discuss fiscal fourth quarter results and fiscal first quarter 2012 outlook today at 2:30 p.m. PT (5:30 p.m. ET). To access the webcast please go to www.brcd.com/events.cfm. A replay of the conference call, as well as corresponding slides and written transcript, will be available at www.brcd.com.

Other Q4 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Brocade

130 Holger Way, San Jose, CA. 95134

T. 408.333.8000 F. 408.333.8101

www.brocade.com

Financial Highlights and Additional Financial Information

	Q4 2011	Q3 2011	Q4 2010 (1)
Revenue	$550M	$503M	$549M
GAAP net income (loss)	$(4M )	$2M	$22M
Non-GAAP net income	$79M	$46M	$65M
GAAP EPS – diluted	$(0.01)	$0.00	$0.05
Non-GAAP EPS – diluted	$0.16	$0.09	$0.13
Non-GAAP gross margin	62.9%	61.8%	62.2%
Non-GAAP operating margin	21.0%	14.0%	20.2%
Adjusted EBITDA (2)	$138M	$91M	$126M
Cash provided by operations	$206M	$11M	$106M

•	Q4 effective GAAP tax rate was 110.5% and non-GAAP effective tax rate was 22.9%.

•	Q4 total Storage Area Networking (SAN) port shipments were approximately 1.1 million.

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

	Q4 2011	Q3 2011	Q4 2010 (1)
As a % of total revenues
OEM revenues	62%	61%	61%
Channel/Direct revenues	38%	39%	39%
10% or greater customer revenues	41%	43%	44%
Domestic revenues	62%	61%	65%
International revenues	38%	39%	35%
Data Storage Revenues	55%	55%	57%
Ethernet Products Revenues	29%	28%	26%
Global Services Revenue	16%	17%	17%
Ethernet Business Revenues (3)	34%	34%	31%
As a % of Ethernet Business Revenues (3):
Enterprise, excluding Federal	57%	53%	52%
Federal	18%	15%	23%
Service Provider	25%	32%	25%

	Q4 2011	Q3 2011	Q4 2010 (1)
Cash, cash equivalents and short-term investments	$415M	$473M	$336M
Deferred revenues	$270M	$264M	$251M
Capital expenditures	$20M	$26M	$46M
Total debt, net of discount	$789M	$839M	$930M
Days sales outstanding	41 days	54 days	53 days
Employees at end of period (4)	4,546	4,772	4,651

1)	The Company’s prior period financial results, including Q4 2010, have been revised to reflect an immaterial correction identified in Q3 2011. As a result of the revision, net income was decreased by $1.2 million for the three months ended October 30, 2010, $2.3 million for the year ended October 30, 2010, and $1.8 million for the six months ended April 30, 2011.
2)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
3)	Ethernet Business revenues include product and global services revenues.
4)	The reduction of headcount from Q3 2011 includes the sale of Strategic Business Systems, Inc., its wholly-owned subsidiary during Q4 2011.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) provision or benefit from certain pre-acquisition litigation (ii) legal fees associated with certain pre-acquisition litigation, (iii) legal fees associated with indemnification obligations and other related costs, net, (iv) acquisition and integration costs, (v) loss on sale of property, (vi) interest expense related to the adoption of new standards relating to convertible debt instruments, (vii) original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing, and (viii) loss on sale of a subsidiary.

Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding the networking industry, Brocade’s strategy, Brocade’s Ethernet and Storage solutions, and its routes to market. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets including the government sector, Brocade’s ability to capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities in our Ethernet business, customer acceptance of Brocade’s Ethernet fabric solutions, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 30, 2011. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade

Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com)

Brocade, the B-wing symbol, DCX, Fabric OS, and SAN Health are registered trademarks, and Brocade Assurance, Brocade NET Health, Brocade One, CloudPlex, MLX, VCS, VDX, and When the Mission Is Critical, the Network Is Brocade are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned are or may be trademarks or service marks of their respective owners.

© 2011 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Fiscal Year Ended
	Oct 29,	Oct 30,	Oct 29,	Oct 30,
	2011	2010	2011	2010
Net revenues
Product	$460,993	$456,606	$1,789,814	$1,728,814
Service	89,479	92,023	357,628	362,339

Total net revenues	550,472	548,629	2,147,442	2,091,153
Cost of revenues
Product	179,184	181,276	677,196	683,486
Service	43,773	44,079	186,712	176,547

Total cost of revenues	222,957	225,355	863,908	860,033

Gross margin	327,515	323,274	1,283,534	1,231,120
Operating expenses:
Research and development	83,733	88,943	354,401	354,260
Sales and marketing	145,523	145,586	608,513	534,458
General and administrative	16,330	18,129	69,506	67,848
Legal fees associated with indemnification obligations and other related costs, net	—	(666)	125	(163)
Amortization of intangible assets	14,476	16,190	60,713	65,623
Acquisition and integration costs	—	—	—	204
Restructuring costs and facilities lease loss	—	1,059	—	1,059
Loss on sale of subsidiary (1)	12,756	—	12,756	—

Total operating expenses	272,818	269,241	1,106,014	1,023,289

Income from operations	54,697	54,033	177,520	207,831
Interest and other income (loss), net	(81)	(4,222)	(378)	(6,452)
Interest expense	(13,481)	(22,202)	(97,838)	(85,858)
Gain (loss) on sale of investments and property, net	(13)	49	124	(8,551)

Income before income tax provision (benefit)	41,122	27,658	79,428	106,970
Income tax provision (benefit)	45,446	5,431	28,818	(9,553)

Net income (loss)	$(4,324)	$22,227	$50,610	$116,523

Net income (loss) per share - basic	$(0.01)	$0.05	$0.11	$0.26

Net income (loss) per share - diluted	$(0.01)	$0.05	$0.10	$0.24

Shares used in per share calculation - basic	474,975	456,597	474,259	446,996

Shares used in per share calculation - diluted	474,975	485,672	497,030	482,741

(1)	The Company completed the sale of Strategic Business Systems, Inc., its wholly-owned subsidiary during Q4 2011.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	Oct 29,	Oct 30,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$414,202	$333,984
Short-term investments	774	1,998

Total cash, cash equivalents and short-term investments	414,976	335,982
Accounts receivable, net of allowances of $6,399 and $6,721 at October 29, 2011 and October 30, 2010, respectively	249,141	317,363
Inventories	74,172	76,808
Deferred tax assets	53,604	71,118
Prepaid expenses and other current assets	52,308	65,017

Total current assets	844,201	866,288
Long-term investments	1,218	—
Property and equipment, net	532,384	539,117
Goodwill	1,630,967	1,644,950
Intangible assets, net	214,697	344,000
Non-current deferred tax assets	210,028	203,454
Other assets	40,813	48,203

Total assets	$3,474,308	$3,646,012

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$109,471	$147,130
Accrued employee compensation	118,298	91,688
Deferred revenue	201,421	185,623
Current liabilities associated with facilities lease losses	1,456	5,992
Current portion of capital lease obligations	1,866	1,761
Current portion of term loan	38,673	28,779
Other accrued liabilities	94,802	111,133

Total current liabilities	565,987	572,106
Non-current capital lease obligations, net of current portion	4,916	6,782
Term loan, net of current portion	148,185	297,118
Senior Secured Notes	595,803	595,373
Non-current liabilities associated with facilities lease losses	2,496	3,984
Non-current deferred revenue	69,024	65,242
Non-current income tax liability	63,593	61,421
Other non-current liabilities	10,166	8,581

Total liabilities	1,460,170	1,610,607

Stockholders’ equity:
Common stock	448	461
Additional paid-in capital	1,984,830	2,047,525
Accumulated other comprehensive loss	(11,996)	(2,827)
Retained earnings (Accumulated deficit)	40,856	(9,754)

Total stockholders’ equity	2,014,138	2,035,405

Total liabilities and stockholders’ equity	$3,474,308	$3,646,012

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended Oct 29, 2011 and Oct 30, 2010

(in thousands)

(unaudited)

	Three Months Ended
	Oct 29, 2011	Oct 30, 2010

Cash flows from operating activities:
Net income (loss)	$(4,324)	$22,227
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits or detriments from stock-based compensation	(393)	3,157
Depreciation and amortization	50,899	51,531
Loss on disposal of property and equipment	278	574
Loss on sale of subsidiary	12,756	—
Amortization of debt issuance costs and original issue discount	1,259	4,681
Net losses (gains) on investments	8	(299)
Provision for doubtful accounts receivable and sales allowances	1,286	3,105
Non-cash compensation expense	19,671	25,274
Non-cash facilities lease loss expense	—	513
Changes in assets and liabilities:
Accounts receivable	39,759	(33,294)
Inventories	4,258	10,716
Prepaid expenses and other assets	2,381	(2,973)
Deferred tax assets	(2,182)	(835)
Accounts payable	(7,043)	3,701
Accrued employee compensation	22,400	(2,856)
Deferred revenue	6,281	2,917
Other accrued liabilities	59,755	20,682
Liabilities associated with facilities lease losses	(817)	(2,399)

Net cash provided by operating activities	206,232	106,422

Cash flows from investing activities:
Purchases of short-term investments	—	(12)
Purchases of non-marketable minority equity investments	—	(200)
Proceeds from maturities and sale of short-term investments	—	1,467
Purchases of property and equipment	(20,136)	(45,651)
Proceeds from sale of subsidiary, net	3,905	—

Net cash used in investing activities	(16,231)	(44,396)

Cash flows from financing activities:
Payment of fees related to the term loan	(77)	—
Payment of principal related to the term loan	(50,000)	(30,221)
Common stock repurchases	(200,654)	—
Payment of principal related to capital leases	(450)	(679)
Proceeds from issuance of common stock, net	3,819	11,710
Excess tax benefits or detriments from stock-based compensation	393	(3,157)

Net cash used in financing activities	(246,969)	(22,347)

Effect of exchange rate fluctuations on cash and cash equivalents	(1,389)	1,768

Net increase (decrease) in cash and cash equivalents	(58,357)	41,447
Cash and cash equivalents, beginning of period	472,559	292,537

Cash and cash equivalents, end of period	$414,202	$333,984

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For Fiscal Year Ended Oct 29, 2011 and Oct 30, 2010

(in thousands)

(unaudited)

	Fiscal Year Ended
	Oct 29, 2011	Oct 30, 2010

Cash flows from operating activities:
Net income	$50,610	$116,523
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits or detriments from stock-based compensation	(312)	(2,161)
Depreciation and amortization	206,352	199,637
Loss on disposal of property and equipment	2,325	10,412
Loss on sale of subsidiary	12,756	—
Write off of debt issuance costs and original issue discount	25,465	—
Amortization of debt issuance costs and original issue discount	13,183	21,100
Net gains on investments	(340)	(523)
Provision for doubtful accounts receivable and sales allowances	9,343	11,811
Non-cash compensation expense	83,076	101,625
Non-cash facilities lease loss expense	—	513
Capitalization of interest cost	—	(7,755)
Changes in assets and liabilities:
Restricted Cash	—	12,502
Accounts receivable	53,561	(39,248)
Inventories	1,327	(4,657)
Prepaid expenses and other assets	(1,688)	13,657
Deferred tax assets	(2,158)	(1,134)
Accounts payable	(38,917)	(26,421)
Accrued employee compensation	216	(100,826)
Deferred revenue	19,579	15,420
Other accrued liabilities	20,878	(10,731)
Liabilities associated with facilities lease losses	(6,024)	(11,231)

Net cash provided by operating activities	449,232	298,513

Cash flows from investing activities:
Purchases of short-term investments	(38)	(53)
Purchases of non-marketable minority equity investments	—	(200)
Proceeds from maturities and sale of short-term investments	1,604	3,255
Proceeds from sale of property	—	30,185
Purchases of property and equipment	(96,797)	(201,621)
Proceeds from sale of subsidiary, net	3,905	—

Net cash used in investing activities	(91,326)	(168,434)

Cash flows from financing activities:
Payment of principal related to the revolving credit facility	—	(14,050)
Payment of principal related to convertible subordinate debt	—	(172,500)
Proceeds from issuance of Senior Secured Notes	—	587,968
Payment of debt issuance costs related to the Senior Secured Notes	—	(3,666)
Payment of fees related to the term loan	(1,167)	—
Payment of principal related to the term loan	(359,898)	(583,029)
Common stock repurchases	(210,698)	(25,004)
Payment of principal related to capital leases	(1,761)	(1,173)
Proceeds from issuance of common stock, net	97,152	81,593
Proceeds from term loan	198,950	—
Excess tax benefits or detriments from stock-based compensation	312	2,161

Net cash used in financing activities	(277,110)	(127,700)

Effect of exchange rate fluctuations on cash and cash equivalents	(578)	(2,588)

Net increase (decrease) in cash and cash equivalents	80,218	(209)
Cash and cash equivalents, beginning of year	333,984	334,193

Cash and cash equivalents, end of year	$414,202	$333,984

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	Oct 29, 2011	Oct 30, 2010
Net income (loss) on a GAAP basis	$(4,324)	$22,227
Adjustments:
Stock-based compensation expense included in cost of revenues	4,345	3,179
Amortization of intangible assets expense included in cost of revenues	14,090	14,466
Legal fees associated with certain pre-acquisition litigation	59	243

Total gross margin adjustments	18,494	17,888

Legal fees associated with indemnification obligations and other related costs, net	—	(666)
Stock-based compensation expense included in research and development	3,984	6,287
Stock-based compensation expense included in sales and marketing	8,987	11,420
Stock-based compensation expense included in general and administrative	2,355	4,389
Amortization of intangible assets expense included in operating expenses	14,476	16,190
Loss on sale of subsidiary	12,756	—
Restructuring costs and facilities lease losses, net	—	1,059

Total operating expense adjustments	42,558	38,679

Total operating income adjustments	61,052	56,567
Income tax effect of adjustments	22,018	(14,049)

Non-GAAP net income	$78,746	$64,745

Non-GAAP net income per share - basic	$0.17	$0.14

Non-GAAP net income per share - diluted	$0.16	$0.13

Shares used in non-GAAP per share calculation - basic	474,975	456,597

Shares used in non-GAAP per share calculation - diluted	485,895	485,672

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Fiscal Year Ended
	Oct 29, 2011	Oct 30, 2010
Net income on a GAAP basis	$50,610	$116,523
Adjustments:
Stock-based compensation expense included in cost of revenues	15,606	13,552
Amortization of intangible assets expense included in cost of revenues	57,489	61,249
Provision for (benefit from) certain pre-acquisition litigation	(14,335)	1,604
Legal fees associated with certain pre-acquisition litigation	443	573

Total gross margin adjustments	59,203	76,978

Legal fees associated with indemnification obligations and other related costs, net	125	(163)
Stock-based compensation expense included in research and development	18,959	27,795
Stock-based compensation expense included in sales and marketing	36,068	45,233
Stock-based compensation expense included in general and administrative	12,442	15,046
Amortization of intangible assets expense included in operating expenses	60,713	65,623
Acquisition and integration costs	—	204
Loss on sale of subsidiary	12,756	—
Restructuring costs and facilities lease losses	—	1,059

Total operating expense adjustments	141,063	154,797

Total operating income adjustments	200,266	231,775
Loss on sale of property	—	8,737
Original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing	25,465	—
Interest expense related to adoption of new standards relating to convertible debt instruments	—	2,490
Income tax effect of adjustments	(29,886)	(75,418)

Non-GAAP net income	$246,455	$284,107

Non-GAAP net income per share – basic	$0.52	$0.64

Non-GAAP net income per share – diluted	$0.50	$0.58

Shares used in non-GAAP per share calculation – basic	474,259	446,996

Shares used in non-GAAP per share calculation – diluted	497,030	486,293

See explanation of non-GAAP information included herein.